UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of principal executive offices) (Zip code)

(844) 305-3054

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Revolving Credit Facility Agreement

On September 15, 2022, (the “Effective Date”), Credex Corporation, a Florida corporation (“we,” “us,” “our,” the “Company” or “Credex”) entered into an Amended and Restated Revolving Credit Facility Agreement (the “Facility Agreement”) with The Twelve Corporation, as lender (the “Lender”), to extend a revolving credit facility to the Company of up to five hundred thousand and No/100 United States Dollars ($500,000.00) for working capital financing for the Company and for any other the purposes permitted thereunder. The Company shall issue to Lender 35,000,000 shares of common stock (the “Shares”), as well as a warrant to acquire 57,373,615 shares of common stock (the “Warrant Shares”). The Warrant Shares are to be issued pursuant to the terms and conditions contained in the Warrant (as defined hereinafter).

For those purposes, the Lender made certain loans and extensions of credit available to the Company of up to such amount and upon the terms and conditions set forth therein. On September 21, 2022, the Company’s initial borrowing under the Facility Agreement totaled $420,000.00.

The Company may request Loan (as defined in the Facility Agreement) advances only during the period commencing on the Effective Date and terminating on the one year anniversary of the Effective Date (the “Term”), provided that the parties, each in their sole discretion, may elect to extend the Term via a written amendment to the Facility Agreement.

The Facility Agreement contains certain customary representations and warranties and events of default, as well as, in the event of an occurrence of an “Event of Default,” customary remedies, such as the ability of lenders to accelerate any amounts outstanding under the Facility Agreement.

The foregoing description of the Facility Agreement is only a summary and does not purport to be complete. A copy of the Facility Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amended and Restated Master Promissory Note

In connection with the Facility Agreement, on the Effective Date, the Company issued an Amended and Restated Master Promissory Note (“Note”) to The Twelve Corporation, as lender (the “Lender”), which amends and restates a certain Revolving Note (as defined therein) for $420,000.00, between the Company and Joe Cleghorn, whereby Joe Cleghorn subsequently assigned such Revolving Note to the Lender.

The foregoing description of the Note and the transactions contemplated thereby does not purport to be complete. A copy of the Note is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Common Stock Purchase Warrant

In connection with the Facility Agreement, on the Effective Date, the Company issued a Common Stock Purchase Warrant (the “Warrant”) to The Twelve Corporation, as holder (the “Holder”) to purchase the Warrant Shares at an exercise price of $0.001 per share, subject to adjustments, pursuant to the terms and conditions contained in the Warrant.

The Company shall cause the Warrant Shares underlying the warrant in the next succeeding registration statement filed pursuant to the terms and conditions defined in the Warrant. If no such registration statement is filed or if the Company does not include such shares in such registration statement, then the Warrant Shares shall be eligible for resale by the Lender without volume or manner-of-sale limitations pursuant to Rule 144, pursuant to the terms and conditions defined in the Warrant.

The foregoing description of the Warrant and the transactions contemplated thereby does not purport to be complete. A copy of the Warrant is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amended & Restated Exchange Agreement

As disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (SEC) on June 21, 2022, on June 15, 2022, the Company entered into a Share Exchange Agreement (“Share Exchange Agreement”) with (i) USA Hemp Store LLC, a Colorado limited liability company (“USA Hemp”), (ii) all of the members of USA Hemp (the “USA Hemp Members”), and (iii) Joe Cleghorn as the Representative of the USA Hemp Members. The transactions contemplated by the Share Exchange Agreement are subject to certain closing conditions, including, but not limited to, the approval of such transactions, and the issuance of the shares of common stock in connection therewith, by the shareholders of the Company.

On the Effective Date, the Company, USA Hemp and the USA Hemp Members, entered into an Amended & Restated Exchange Agreement (the “Amendment”), amending and restating the Share Exchange Agreement, which includes but is not limited to such significant changes:

●	All of the Membership Interests (as defined in the Amendment) shall be exchanged, collectively, for a total of 6,000,000 shares of Company common stock (the “Exchange Shares”), which Exchange Shares shall be apportioned 200,000 Exchange Shares to Joe Cleghorn as one of the USA Hemp Members and 5,800,000 Exchange Shares to Namanco Productions, Inc. as the other USA Hemp Member.

●	The Amendment provides for a single Closing, instead of a First Closing and Second Closing which were provided in the Share Exchange Agreement.

●	The Termination Date has been modified to November 1, 2022.

The Amendment includes customary representations, warranties, and covenants by the respective parties and closing conditions. Consummation of the transactions contemplated under the Amendment are not subject to a financing condition.

The foregoing description of the Amendment is only a summary and does not purport to be complete. A copy of the Amendment is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Revolving Credit Facility Agreement, dated September 15, 2022, between the registrant and The Twelve Corporation.
10.2	Amended and Restated Master Promissory Note, dated September 15, 2022, issued by the registrant.
10.3	Common Stock Purchase Warrant, dated September 15, 2022, issued by the registrant.
10.4	Amended and Restated Exchange Agreement dated September 15, 2022 by and between Credex Corporation, USA Hemp Store LLC, all of the members of USA Hemp Store LLC, and Joe Cleghorn.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2022	CREDEX CORPORATION

	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer